UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 12, 2019, Brooks Automation, Inc. (“Brooks”) entered into Amendment No. 1 to Asset Purchase Agreement (the “Amendment”) with Edwards Vacuum LLC, a Delaware limited liability company (“Purchaser”), and, solely for certain sections, Atlas Copco AB, a Swedish company and ultimate parent entity of the Purchaser, amending the Asset Purchase Agreement, dated August 27, 2018, by and among Brooks, the Purchaser and solely for certain sections thereof, Atlas Copco AB (the “Purchase Agreement”). As previously disclosed, pursuant to the Purchase Agreement, among other matters, Brooks has agreed to sell its semiconductor cryogenics business that manufactures, markets, sells, distributes, services and refurbishes cryogenic vacuum pumps (including water pumps), chillers, coolers, compressors, refrigeration systems and spare parts relating to each of the foregoing, known as the “CTI Cryogenics” and the “Polycold” product lines (referred to herein as the “Cryogenics Business”).

The Amendment extends the “End Date” set forth in the Purchase Agreement from April 15, 2019 to August 27, 2019.  As previously disclosed, the completion of the sale of the Cryogenics Business is conditioned upon, among other things, certain regulatory approvals, including the approval of the Committee on Foreign Investment in the United States (CFIUS).  The Company and the Purchaser expect that the CFIUS process will extend into the second calendar quarter of 2019 and as a result have agreed to extend the End Date as set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

EXHIBIT NUMBER	DESCRIPTION

2.1	Amendment No. 1 to Asset Purchase Agreement, dated February 12, 2019, by and among Brooks Automation, Inc., Edwards Vacuum LLC and, for certain sections, Atlas Copco AB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
BROOKS AUTOMATION, INC.

Date: February 13, 2019	/s/ Jason W. Joseph
Jason W. Joseph
Senior Vice President, General Counsel and Secretary